UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

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CONSTELLATION BRANDS, INC. ATTN: LEGAL	Your Vote Counts!	2021 Annual Meeting	You invested in CONSTELLATION BRANDS, INC. and it’s time to vote!	Get informed before you vote
207 HIGH POINT DRIVE BLDG. 100	CONSTELLATION BRANDS, INC.	Vote by July 19, 2021	You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 20, 2021.	View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
VICTOR, NY 14564	D53656-P57487	11:59 PM ET	PV	For complete information and to vote, visit www.ProxyVote.com
Control #	Smartphone users	Vote Virtually at the Meeting*	Virtually at	www.virtualshareholdermeeting.com/STZ2021
*Please check the meeting materials for any special requirements for meeting attendance.	Point your camera here and vote without entering a control number	44397
11:00 AM EDT

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Vote at www.ProxyVote.com	THIS IS NOT A VOTABLE BALLOT	Voting Items
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Class A Stockholders
1	Election of Directors	Nominees:
01)	Christy Clark	06) Susan Somersille Johnson	11) Richard Sands	For
02)	Jennifer M. Daniels	07) James A. Locke III	12) Robert Sands	Against
03)	Nicholas I. Fink	08) Jose Manuel Madero Garza	13) Judy A. Schmeling
04)	Jerry Fowden	09) Daniel J. McCarthy
05)	Ernesto M. Hernandez	10) William A. Newlands
2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2022
3. To approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement
4. Stockholder proposal regarding diversity
NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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CONSTELLATION BRANDS, INC. ATTN: LEGAL	Your Vote Counts!	2021 Annual Meeting	You invested in CONSTELLATION BRANDS, INC. and it’s time to vote!	Get informed before you vote
207 HIGH POINT DRIVE BLDG. 100	CONSTELLATION BRANDS, INC.	Vote by July 19, 2021	You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 20, 2021.	View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
VICTOR, NY 14564	D53656-P57487	11:59 PM ET	PV	For complete information and to vote, visit www.ProxyVote.com
Control #	Smartphone users	Vote Virtually at the Meeting*	Virtually at	www.virtualshareholdermeeting.com/STZ2021
*Please check the meeting materials for any special requirements for meeting attendance.	Point your camera here and vote without entering a control number	44397
11:00 AM EDT

[THIS PAGE LEFT INTENTIONALLY BLANK]
Vote at www.ProxyVote.com	THIS IS NOT A VOTABLE BALLOT	Voting Items
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Class B Stockholders
1	Election of Directors	Nominees:
01)	Jennifer M. Daniels	06) William A. Newlands	For
02)	Nicholas I. Fink	07) Richard Sands	Against
03)	James A. Locke III	08) Robert Sands
04)	Jose Manuel Madero Garza	09) Judy A. Schmeling
05)	Daniel J. McCarthy
2. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2022
3. To approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement
4. Stockholder proposal regarding diversity
NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.